UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2007
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)	78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 21, 2007 Tesoro Corporation (the “Company”) issued a press release announcing the adoption of a stockholder rights plan. A copy of the press release is attached hereto as Exhibit 99.1.
The stockholder rights plan is embodied in the Rights Agreement dated as of November 20, 2007 (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company as Rights Agent (the “Rights Agent”), which is attached hereto as Exhibit 4.1. For a description of the material terms of the Rights Agreement and the rights to be issued pursuant thereto, please refer to Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.
Item 3.03 Material Modifications to Rights of Security Holders
On November 20, 2007, the Board of Directors of the Company declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s common stock, par value $0.16 2/3 per share (the “Common Shares”), and authorized the issuance of one Right for each Common Share which shall become outstanding between the Record Date (as hereinafter defined) and the earliest of the Distribution Date (as hereinafter defined), the redemption of the Rights, or the final expiration date of the Rights. The dividend is payable at the close of business on December 3, 2007 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1000) of a share of Series B Junior Participating Preferred Stock, no par value (the “Preferred Shares”), of the Company at a price of $200.00 (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement between the Company and the Rights Agent.
Initially, the Rights will be attached to the Common Shares then outstanding, and no separate certificates evidencing the rights (“Rights Certificates”) will be issued. The Rights will separate from the Common Shares, Rights Certificates will be issued and the Rights will become exercisable on the tenth day (the “Distribution Date”) after the public announcement by the Company or an Acquiring Person (as defined below) that such Acquiring Person has become an Acquiring Person, or such earlier date as a majority of the Board of Directors of the Company becomes aware of the existence of an Acquiring Person. An “Acquiring Person” is a person that, together with its affiliates and associates, is the beneficial owner of 20% or more of the outstanding Common Shares. Certain persons, including the Company, any subsidiary of the Company, and Company benefit plan related holders are excluded from the definition of Acquiring Person. Moreover, a person or group of affiliated or associated persons who acquires the beneficial ownership of 20% or more of the Common Shares then outstanding either (i) by reason of share purchases by the Company reducing the number of Common Shares outstanding (provided such person or group does not acquire additional Common Shares), or (ii) inadvertently, if the Company’s Board of Directors determines such 20% beneficial ownership was acquired inadvertently and as promptly as practicable such person or group divests itself of enough Common Shares so as to no longer to have the beneficial ownership of 20% of the outstanding Common Shares, will not be an Acquiring Person.

Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Share certificates outstanding on or after the Record Date, by such Common Share certificates with a copy of the Summary of Rights (as defined in the Rights Agreement) attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date also will constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on November 20, 2010 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.
The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). The number of interests in Preferred Shares or other securities or property issuable upon exercise of the Rights is also subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) will be issued, and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.
Preferred Shares will not be redeemable and will be, in ranking as to dividend and liquidation preferences, senior to the Common Shares. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of the greater of (i) $1.00 per share, or (ii) 1,000 times the aggregate per share amount of all cash dividends and 1,000 times the aggregate per share amount of all non-cash dividends and other distributions (other than dividends payable in Common Shares) declared per Common Share. In the event of a liquidation, the holders of the interests in Preferred Shares will be entitled to a minimum preferential liquidation payment of $1,000 per share plus any accrued and unpaid dividends, but will be entitled to an aggregate payment of 1,000 times the aggregate amount to be distributed per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. The rights of the Preferred Shares as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.
In the event any person becomes an Acquiring Person, then each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its affiliates and associates (which will thereafter be null and void for all purposes of the Rights Agreement and the holder thereof shall thereafter have no rights with respect to such Rights, whether under the Rights Agreement or otherwise), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the Purchase Price. Under some circumstances, in lieu of Common Shares, other equity and debt securities, property, cash or combinations thereof, including combinations with Common Shares, may be issued upon payment of the Purchase Price, of equal value to the number of Common Shares for which the Right is exercisable.
In the event that after a person has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power is sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person or affiliates or associates thereof) will thereafter generally have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of the senior voting stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price.
At any time prior to the date of a public announcement by the Company or an Acquiring Person that such Acquiring Person has become an Acquiring Person, or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person (the “Shares Acquisition Date”), the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”), which may be paid in cash or with Common Shares or any other form of consideration deemed appropriate by the Board of Directors of the Company. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Between 90 and 120 days after the commencement of a Qualified Offer (as defined below), the holders of ten percent (10%) or more of the Common Shares then outstanding (excluding Common Shares beneficially owned by the person or entity making the Qualified Offer and such person’s affiliates and associates) may, by notice (a “Special Meeting Notice”), require the Company to call a special meeting of the stockholders to vote on a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”). The Board of Directors of the Company must cause the Rights to be redeemed or otherwise prevent the Rights from interfering with the consummation of the Qualified Offer if the special stockholders meeting is not held within 90 days of the Special Meeting Notice (which period may be extended to permit the stockholders to vote on a definitive acquisition agreement) or if such meeting is held and the holders of a majority of Common Shares outstanding (excluding Common Shares beneficially owned by the person making the Qualified Offer and such person’s affiliates and associates) vote in favor of the Redemption Resolution, in each case as long as at such time no Person has become an Acquiring Person and as long as the Qualified Offer continues to be a Qualified Offer prior to the last day of the period in which the special meeting must be held.
A “Qualified Offer” is an offer that is determined by a majority of independent directors of the Company to have (among others) the following characteristics:
          (i) a fully-financed, all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the outstanding Common Shares at the same per-share consideration;
          (ii) an offer whose per-share offer price is greater than the highest reported market price for the Common Shares in the immediately preceding 24 months;
          (iii) an offer with respect to which a nationally recognized investment banking firm retained by the Board of Directors of the Company does not render an opinion to the Board of Directors of the Company that the consideration being offered is either unfair or inadequate;
          (iv) an offer that is not subject to any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence on the Company;
          (v) if the offer includes common stock of the offeror, the offeror must allow the Company’s investment bank, legal counsel and accountants to perform appropriate due diligence on the offeror;
          (vi) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 business days and, if a Special Meeting Notice is given, for at least ten business days after the special stockholders meeting or, if no meeting is held within ninety business days following the Special Meeting Notice, for at least ten business days following such ninety business day period;
          (vii) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least 20 business days after any increase in the consideration offered or after any bona fide alternative offer is commenced;
          (viii) an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the person or entity making such offer (and its affiliates and associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;
          (ix) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to any stockholders’ statutory appraisal rights;

          (x) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;
          (xi) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and its CEO and CFO that all material facts about the offeror have been fully and accurately disclosed and all new facts will be fully and accurately disclosed on a prompt basis while the offer remains open, and all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and
          (xii) if the offer includes non-cash consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or NASDAQ, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval required, such approval has already been obtained, (D) no person or entity (including its affiliates and associates) beneficially owns more than 15% of the voting stock of the issuer of such common stock at the commencement of the offer or at any time during the offer, (E) no other class of voting stock of the issuer of such common stock is outstanding and (F) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act.
A committee of independent directors of the Company will review and evaluate the Rights Agreement at least annually in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders. Following each such review, the committee shall communicate its conclusions to the full Board of Directors of the Company, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.
Under certain circumstances, after a person or group has become an Acquiring Person but prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights that were or are beneficially owned by an Acquiring Person or its affiliates and associates), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
Except as otherwise provided in the Rights Agreement, for so long as the Rights are then redeemable, the Company may, in its sole and absolute discretion, amend or supplement the Rights Agreement in any respect without the consent of the holders of Rights. At any time after the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the consent of the holders of the Rights at any time to cure any ambiguity or to correct or supplement any defective or inconsistent provisions, provided, that the Rights Agreement may not be amended in any manner that would adversely affect the interests of the holders of the Rights

(which may not be an Acquiring Person or its affiliates and associates in whose hands Rights are void) or to cause the Rights to again become redeemable.
The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the redemption of the Rights by the Board of Directors of the Company. The Rights should not interfere with any merger or other business combination that is in the best interests of the Company and its stockholders because the Board of Directors may, at its option, at any time prior to the Shares Acquisition Date, redeem all but not less than all the then outstanding Rights at the Redemption Price and the Company’s stockholders may take certain actions to permit a stockholder vote on whether to redeem the Rights in cases of a “Qualified Offer,” as described above.
A copy of the Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.

4.1	Rights Agreement, dated as of November 20, 2007, between Tesoro Corporation and American Stock Transfer & Trust Company, as Rights Agent, including the form of Certificate of Designations of Series B Junior Participating Preferred Stock, the forms of Right Certificate, Assignment and Election to Purchase, and the Summary of Rights attached thereto as Exhibits A, B and C, respectively

99.1	Tesoro Corporation Press Release dated November 21, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2007
TESORO CORPORATION
	By:	/s/ Charles S. Parrish
Charles S. Parrish
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Item
Number	Exhibit

4.1	Rights Agreement, dated as of November 20, 2007, between Tesoro Corporation and American Stock Transfer & Trust Company, as Rights Agent, including the form of Certificate of Designations of Series B Junior Participating Preferred Stock, the forms of Right Certificate, Assignment and Election to Purchase, and the Summary of Rights attached thereto as Exhibits A, B and C, respectively

99.1	Tesoro Corporation Press Release dated November 21, 2007